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Exhibit 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001 per share, of KnowledgeMax, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 27th day of January, 2003.

                                      BAKER & TAYLOR, INC.

                                      By:  /s/ Bradley D. Murchison
                                          ------------------------------
                                          Name:  Bradley D. Murchison
                                          Title: Secretary


                                      BAKER & TAYLOR CORPORATION

                                      By:  /s/ Bradley D. Murchison
                                          ------------------------------
                                          Name:  Bradley D. Murchison
                                          Title: Secretary


                                      THE CARLYLE PARTNERS
                                      LEVERAGED CAPITAL FUND I, L.P.

                                          By:  The Carlyle Group, L.P., its
                                               general partner

                                               By:  TWC Virginia, Inc., its
                                                    general partner

                                               By: /s/ David M. Rubenstein
                                                  --------------------------
                                                  Name:  David M. Rubenstein
                                                  Title: Authorized Person


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                                 BT ACQUISITION PARTNERS,L.P.

                                      By:  The Carlyle Group, L.P., its
                                           general partner

                                           By:  TWC Virginia, Inc., its
                                                general partner

                                           By:   /s/ David M. Rubenstein
                                                --------------------------
                                                Name:  David M. Rubenstein
                                                Title: Authorized Person



                                 THE CARLYLE GROUP, L.P.

                                      By:  TWC Virginia, Inc., its
                                           general partner


                                      By:  /s/ David M. Rubenstein
                                          ------------------------------
                                          Name:  David M. Rubenstein
                                          Title: Authorized Person



                                 TWC VIRGINIA, INC.

                                 By:  /s/ David M. Rubenstein
                                     ------------------------------
                                     Name:  David M. Rubenstein
                                     Title: Authorized Person